                                                                  EXHIBIT 10.6.5


AMENDMENT TO LAND RIGHTS AGREEMENT EXECUTED IN CONNECTION WITH EXECUTION OF SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF IRVINE APARTMENT COMMUNITIES, L.P.


        AMENDMENT No. 5 dated as of ___________, 1997 to the Exclusive Land Rights and Non-Competition Agreement dated as of November 21, 1993 as amended by Amendment No. 1 thereto dated April 20, 1995, Amendment No. 2 thereto dated July 18, 1995, Amendment No. 3 thereto dated as of May 2, 1996 and Amendment No. 4 thereto dated as of July 25, 1997 (as so amended, the "Existing Agreement").

                              W I T N E S S E T H:

        WHEREAS, The Irvine Company, a Michigan corporation, Irvine Apartment Communities, L.P., a Delaware limited partnership ("Partnership"), Irvine Apartment Communities, Inc., a Maryland corporation (the "Corporation"), and Mr. Donald Bren, an individual, have entered into the Existing Agreement;

        WHEREAS, the Corporation, The Irvine Company, in its capacity as a limited partner of the Partnership, and the other limited partners of the Partnership have executed and delivered as of the date hereof the Second Amended and Restated Agreement of Limited Partnership of Irvine Apartment Communities, L.P. (the "New Partnership Agreement").

        WHEREAS, as a result of the execution of the New Partnership Agreement the parties hereto agree that it is necessary and desirable to amend the Existing Agreement as set forth below; and

        WHEREAS, the execution and delivery of this Amendment by the Partnership and the Corporation have been approved by resolutions duly adopted by the Independent Directors Committee of the Board of Directors of the Corporation.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. From and after the date hereof all references in the Existing Agreement (including the exhibits thereto) to (i) "limited partnership interests" or "L.P. Units" shall mean the Common Limited Partner Interests as defined in the New Partnership Agreement, (ii) "Registration Rights Agreement" shall mean the New Partnership Agreement and (iii) the "Amended and Restated Agreement of Limited Partnership of Irvine Apartment Communities, L.P. dated as of December 1, 1993, as amended "shall mean the New Partnership Agreement as the same may be amended, modified or restated from time to time.

        Section 2. Except as amended hereby, the provisions of the Existing Agreement are ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms.

        Section 3. The validly, construction and enforceability of this Amendment shall be governed in all respects by the internal laws of the State of California without regard to its conflict of laws rules.

        Section 4. This Amendment may be executed in two or more counterparts, all of which taken together with signature pages from each party hereto shall be considered the same agreement, binding against all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

       "IRVINE"                                    "PARTNERSHIP"
THE IRVINE COMPANY,                 IRVINE APARTMENT COMMUNITIES, L.P.,
a Michigan corporation                a Delaware limited partnership


By:____________________             By: IRVINE APARTMENT COMMUNITIES, INC.,
                                        a Maryland corporation, its sole
                                          General Partner



By:____________________             By:_______________________________________
                                       James E. Mead
                                       Senior Vice President and
                                         Chief Financial Officer


                                    By:_______________________________________
                                       Shawn Howie
                                       Vice President, Corporate Finance
                                         and Controller

        "BREN"                                     "REIT"
                                    IRVINE APARTMENT COMMUNITIES, INC.,
                                      a Maryland corporation


________________________            By:_______________________________________
DONALD BREN                            James E. Mead
                                       Senior Vice President and Chief
                                         Financial Officer


                                    By:_______________________________________
                                       Shawn Howie
                                       Vice President, Corporate Finance
                                         and Controller





                                        3